UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 28, 2011
THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1411 Broadway
New York, New York 10018

(Address of principal executive offices)
(212) 642-3860

(Registrant’s telephone number, including area code)
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	— Entry into a Material Definitive Agreement.
On April 28, 2011, The Jones Group Inc. (“Jones”) entered into an amendment and restatement (the “Amendment & Restatement”) of the Credit Agreement dated as of May 13, 2009, as amended as of May 5, 2010 and as of June 29, 2010 (as so amended, the “Credit Agreement”), by and among Jones, the other borrowers and subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent for the lenders, and JPMorgan Chase Bank, N.A., Toronto Branch, as the administrative agent for the Canadian lenders, pursuant to which the maturity date under the Credit Agreement has been extended to April 28, 2016. The Amendment & Restatement also provides for, among other things, the following changes to the Credit Agreement: (1) a split of the Credit Facility into a $350 million U.S. commitment which may be drawn by the U.S. borrowers as revolving loans or letters of credit in U.S. dollars, and a $300 million international commitment which may be drawn by the U.S. borrowers or by any Canadian or European borrowers as revolving loans or letters of credit in euros, sterling, Canadian dollars, or U.S. dollars, with a cap of $350 million on all letters of credit regardless of currency; (2) reductions in the interest rate spreads and commitment fees payable under the Credit Facility; (3) the addition of separate borrowing bases in each relevant European country, similar to the U.S. borrowing base (with variations in accordance with local law or practice); (4) changes in the U.S. borrowing base eligibility criteria for inventory in or in transit to Canada; (5) an increase in the cap on swingline loans from $60 million to $65 million; (6) reductions in the various availability levels below which (x) dominion periods are triggered, and (y) the borrowers must meet a minimum fixed charge coverage ratio, must make weekly borrowing base reports, and must pay for additional field exams and appraisals; (7) an increase in the acquired debt basket from $50 million to $100 million, the addition of a new lien basket for financing secured by intellectual property, an increase in the capital lease basket from $75 million to $100 million, an increase in general liens from $25 million to $100 million, a lifting of limits on the general unsecured debt basket, and a lifting of limits on unsecured and secured debt incurred by non-U.S. subsidiaries that are not loan parties; (8) the addition of a new investments basket subject to a minimum availability level and a fixed charge coverage test, a reduction in the minimum availability level and the fixed charge coverage ratio needed for permitted acquisitions, and an increase in the basket for investments in subsidiaries that are not loan parties from $30 million to $50 million plus $125 million for any potential future investments in GRI; (9) a change in the general asset sales basket from $10 million in any fiscal year to 20% of consolidated total assets since May 13, 2009; and (10) reductions in the various minimum availability levels and fixed charge coverage ratios required to make restricted payments or to prepay Jones’s bonds maturing in 2014. In addition, the Amendment & Restatement effects certain technical and other amendments to the Credit Agreement and the other loan documents, as more specifically described in Exhibit 10.1 hereto.
The foregoing summary of the Amendment & Restatement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment & Restatement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
On April 28, 2011, Jones issued a press release announcing the Amendment & Restatement. A copy of the press release is attached hereto as Exhibit 99.1.
The Credit Agreement dated as of May 13, 2009 has been previously filed with, and is described in, Jones’s Current Report on Form 8-K dated May 13, 2009. Amendment No. 1 and Consent to the Credit Agreement, dated as of May 5, 2010 was filed with, and is described in, Jones’s Current Report on Form 8-K dated May 5, 2010. Amendment No. 2 to the Credit Agreement, dated as of June 29, 2010 was filed with, and is described in, Jones’s Current Report on Form 8-K dated June 29, 2010.

Item 2.03	— Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	— Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement and Other Loan Documents, dated as of April 28, 2011, by and among The Jones Group Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., JAG Footwear, Accessories and Retail Corporation, Jones Jewelry Group, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc. and Nine West Development Corporation, as U.S. Borrowers, Jones Apparel Group Canada, LP, as Canadian Borrower, the other Loan Parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent, J.P. Morgan Europe Limited as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A. as U.S. collateral agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Wells Fargo Bank, National Association and SunTrust Bank, as documentation agents.

99.1	Press Release of the Registrant dated April 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant)
By:	/s/ Ira M. Dansky
Ira M. Dansky
Executive Vice President, General Counsel and Secretary

Date: April 28, 2011

Exhibit Index

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement and Other Loan Documents, dated as of April 28, 2011, by and among The Jones Group Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., JAG Footwear, Accessories and Retail Corporation, Jones Jewelry Group, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc. and Nine West Development Corporation, as U.S. Borrowers, Jones Apparel Group Canada, LP, as Canadian Borrower, the other Loan Parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent, J.P. Morgan Europe Limited as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A. as U.S. collateral agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Wells Fargo Bank, National Association and SunTrust Bank, as documentation agents.

99.1	Press Release of the Registrant dated April 28, 2011.